UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2025

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 323-8983

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 25, 2025, the 2025 Special Meeting of the Company was held. At the 2025 Special Meeting, the Company’s stockholders voted on (i) ratification of the appointment of Salberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 1); (ii) approval of a waiver of the provision that certain warrants are only exercisable 180 days after issuance (Proposal 2); and (iii) approval of an adjournment of the 2025 Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2025 Special Meeting to approve any of the proposals presented for a vote at the 2025 Special Meeting (Proposal 3), all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 17, 2025.

Set forth below are the voting results on each matter submitted to the stockholders at the 2025 Special Meeting.

Proposal 1. The Company’s stockholders voted to ratify the appointment of Salberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
7,794,841	120,634	108,280

Proposal 2. The Company’s stockholders voted to approve a waiver of the provision that certain warrants are only exercisable 180 days after issuance.

Votes For	Votes Against	Abstentions
2,921,261	118,918	21,271

As there were sufficient votes to approve proposals 1 and 2, proposal 3 was moot.

Item 8.01 Other Events.

On February 26, 2025, the Company issued 1,224,606 to various warrant holders who exercised their warrants at an exercise price of $1.99. The Company received gross proceeds in the aggregate amount of $2,436,966 as a result of the warrant exercises. The shares of common stock issued are fully registered under the Registration Statement on Form S-1 (SEC Registration Number 333-283494).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: February 27, 2025	By:	/s/ Brian Hoff
	Name:	Brian Hoff
	Title:	Chief Financial Officer

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